C O N S O L I D A T E D  F I N A N C I A L  S T A T E M E N T S

Security Benefit Life Insurance Company and Subsidiaries
Years Ended December 31, 2020, 2019 and 2018
With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Financial Statements
Years Ended December 31, 2020, 2019, and 2018

Report of Independent Auditors
The Board of Directors
Security Benefit Life Insurance Company
We have audited the accompanying consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2020 and 2019, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP

Kansas City, Missouri
April 16, 2021

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Balance Sheets

	December 31,
	2020	2019
	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($29,043.6 million and $24,890.6 million in amortized cost for 2020 and 2019, respectively; includes
$241.8 million and $1,142.9 million related to consolidated
variable interest entities for 2020 and 2019, respectively)	$29,125,931	$24,921,061
Trading fixed maturities at fair value	80,483	95,664
Equity securities at fair value	347,715	28,815
Notes receivable from related parties	1,364,160	940,177
Mortgage loans (includes $0.0 million and $528.8 million related to
consolidated variable interest entities for 2020 and 2019, respectively)	1,235,007	1,551,541
Policy loans	68,431	75,984
Cash and cash equivalents (includes $0.1 million and $27.0 million related to consolidated variable interest entities for 2020 and
2019, respectively)	1,210,986	1,914,385
Short-term investments	5,346	2,400
Call options	630,336	580,618
Other invested assets	1,224,917	862,052
Total investments	35,293,312	30,972,697

Accrued investment income	409,586	310,184
Accounts receivable	111,201	139,876
Reinsurance recoverable	1,784,491	1,852,607
Deferred income tax asset	—	8,438
Property and equipment, net	50,910	52,055
Deferred policy acquisition costs	836,477	555,029
Deferred sales inducement costs	274,749	207,887
Value of business acquired	1,165,602	1,306,341
Goodwill	96,941	96,941
Other assets	197,495	181,745
Separate account assets	5,370,332	5,418,208

Total assets	$45,591,096	$41,102,008

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Balance Sheets (continued)

	December 31,
	2020	2019
	(In Thousands, except as noted)
Liabilities and stockholder's equity
Liabilities:
Policy reserves and annuity account values	$33,905,610	$30,306,240
Funds withheld liability	116,442	119,537
Accounts payable and accrued expenses (includes $2.1 million and $21.7 million related to consolidated variable interest
entities for 2020 and 2019, respectively)	199,757	141,485
Deferred income tax liability	8,200	—
Surplus notes	117,337	118,244
Mortgage debt	6,078	9,838
Debt from consolidated variable interest entities	8,836	345,681
Option collateral	500,673	531,970
Other liabilities	230,936	43,308
Separate account liabilities	5,370,332	5,418,208
Total liabilities	40,464,201	37,034,511

Stockholder's equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	3,459,107	2,878,715
Accumulated other comprehensive income	110,771	38,259
Retained earnings	1,550,017	1,143,523
Total stockholder's equity	5,126,895	4,067,497

Total liabilities and stockholder's equity	$45,591,096	$41,102,008

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Operations

	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Revenues:
Net investment income	$1,753,167	$1,677,813	$1,607,102
Asset-based and administrative fees	68,202	70,191	75,182
Other product charges	223,572	211,386	212,750
Change in fair value of options, futures and swaps	88,796	358,408	(284,687)
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	141,216	42,187	(5,122)
Total other-than-temporary impairment losses on
available for sale securities and other invested assets	(16,165)	—	(6,812)
Other revenues	86,644	68,268	75,722
Total revenues	2,345,432	2,428,253	1,674,135

Benefits and expenses:
Index credits and interest credited to account balances	595,211	639,454	731,025
Change in fixed index annuity embedded derivative
and related benefits	(77,707)	103,926	(425,255)
Other benefits	529,395	343,313	346,599
Total benefits	1,046,899	1,086,693	652,369

Commissions and other operating expenses	324,980	305,626	290,638
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	338,585	329,578	198,233
Interest expense	48,651	74,222	98,673
Total benefits and expenses	1,759,115	1,796,119	1,239,913

Income before income tax expense	586,317	632,134	434,222
Income tax expense	116,510	129,982	63,808
Net income	$469,807	$502,152	$370,414

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Net income	$469,807	$502,152	$370,414
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on
available for sale securities	798	384,265	(519,535)
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business
acquired and deferred sales inducement costs	10,856	(83,573)	120,060
Policy reserves and annuity account values	60,858	(101,218)	112,991
Total other comprehensive income (loss), net of tax	72,512	199,474	(286,484)
Comprehensive income (loss)	$542,319	$701,626	$83,930

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Changes in Stockholder's Equity
			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
	(In Thousands)
Balance at January 1, 2018	$7,000	$2,489,112	$124,403	$351,823	$2,972,338
Net income	—	—	—	370,414	370,414
Other comprehensive income (loss), net	—	—	(286,484)	—	(286,484)
Contribution from parent	—	300,000	—	—	300,000
Dividends paid	—	—	—	(30,000)	(30,000)
Purchase price allocation adjustment	—	4,603	—	—	4,603
Change in accounting principle	—	—	866	(866)	—
Balance at December 31, 2018	7,000	2,793,715	(161,215)	691,371	3,330,871
Net income	—	—	—	502,152	502,152
Other comprehensive income (loss), net	—	—	199,474	—	199,474
Contribution from parent	—	85,000	—	—	85,000
Dividends paid	—	—	—	(50,000)	(50,000)
Balance at December 31, 2019	7,000	2,878,715	38,259	1,143,523	4,067,497
Net income	—	—	—	469,807	469,807
Other comprehensive income (loss), net	—	—	72,512	—	72,512
Contribution from parent	—	580,392	—	—	580,392
Dividends paid	—	—	—	(63,313)	(63,313)
Balance at December 31, 2020	$7,000	$3,459,107	$110,771	$1,550,017	$5,126,895

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Operating activities
Net income	$469,807	$502,152	$370,414
Adjustments to reconcile net income to net cash and
cash equivalents provided by operating activities:
Index credits and interest credited to account balances	595,211	639,454	731,025
Policy acquisition costs deferred	(446,737)	(285,188)	(258,194)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and value of business
acquired, net of imputed interest	338,585	329,578	198,233
Net realized/unrealized losses (gains) of investments	(125,051)	(42,187)	11,934
Change in fair value of options, futures and swaps	(88,796)	(358,408)	284,687
Change in fixed index annuity embedded derivative
and related benefits	(77,707)	103,926	(425,255)
Amortization of investment premiums and discounts	(11,096)	(8,104)	(56,126)
Depreciation and amortization	7,410	7,461	9,352
Net sales (purchases) of trading fixed maturities at fair value	23,275	9,025	16,098
Net sales (purchases) of equity securities at fair value	(88,973)	(14,452)	49,790
Change in funds withheld liability	(3,095)	(9,571)	(6,390)
Deferred income taxes	(2,638)	(59,679)	(3,576)
Change in annuity guarantees	527,752	350,610	337,479
Change in reinsurance recoverable	68,116	120,135	198,855
Change in accounts receivable	(39,431)	50,014	88,360
Change in accounts payable	67,615	(41,838)	(333,351)
Change in other liabilities	(34,826)	(16,234)	(222,626)
Other changes in operating assets and liabilities	(136,828)	(271,405)	(249,394)
Net cash and cash equivalents provided by (used in) operating activities	1,042,593	1,005,289	741,315

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	8,251,650	6,917,980	10,597,930
Mortgage loans	782,894	649,244	811,391
Call options	316,425	347,510	546,234
Notes receivable from related parties	4,371,555	5,548,872	7,473,695
Other invested assets	40,133	258,940	159,718
	13,762,657	13,722,546	19,588,968
Acquisitions of investments:
Fixed maturities available for sale	(12,456,030)	(10,140,875)	(11,663,457)
Mortgage loans	(748,872)	(484,164)	(532,940)
Call options	(308,625)	(59,328)	(329,323)
Notes receivable from related parties	(4,762,417)	(3,323,394)	(6,715,429)
Other invested assets	(306,687)	(445,067)	(306,604)
	(18,582,631)	(14,452,828)	(19,547,753)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows (continued)
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Net sales (purchases) of property and equipment	$(1,069)	$(50)	$(3,422)
Net sales (purchases) of short-term investments	37,611	332,733	(307,400)
Net decrease (increase) in policy loans	7,552	5,046	(20,697)
Net cash and cash equivalents provided by (used in) investing activities	(4,775,880)	(392,553)	(290,304)

Financing activities
Payments on surplus notes, notes payable related to commission
assignments, mortgage debt, and debt from consolidated VIEs	(47,249)	(39,223)	(425,145)
Issuance of debt from consolidated VIEs	—	—	44,800
Capital contribution from parent	580,392	85,000	300,000
Cash dividends paid to parent	(50,000)	(50,000)	(30,000)
Net change in repurchase agreements	—	(302,898)	302,898
Deposits to annuity account balances	4,375,240	2,678,444	2,312,662
Withdrawals from annuity account balances	(1,828,495)	(1,940,991)	(2,915,786)
Net cash and cash equivalents provided by (used in) financing activities	3,029,888	430,332	(410,571)

Increase (decrease) in cash and cash equivalents	(703,399)	1,043,068	40,440
Cash and cash equivalents at beginning of period	1,914,385	871,317	830,877
Cash and cash equivalents at end of period	$1,210,986	$1,914,385	$871,317

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$70,805	$48,159	$83,000

Income taxes	$128,000	$193,478	$124,719

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$7,326	$21,435	$17,901
Securities purchased not yet settled in cash	$23,669	$33,013	$30,019
Securities sold not yet settled in cash	$42,489	$110,014	$19,727
Deconsolidation of a VIE	$275,929	$—	$—
Non-cash dividends paid to parent	$13,313	$—	$—

In 2018, the policy loans related to the separate account funding agreements were refinanced with a related party. This resulted in a non-cash transfer from policy loans of $405.4 million and accrued investment income of $16.0 million to notes receivable from related parties.

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
Years Ended December 31, 2020, 2019 and 2018
1. Nature of Operations, Basis of Presentation and Significant Accounting Policies
Nature of Operations
The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.
The Company offers a diversified portfolio of products comprised primarily of individual and group annuities, including fixed, fixed index, and variable annuities, and retirement plan products through multiple distribution channels.
Basis of Presentation
The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.
On December 31, 2020, Gennessee Insurance Agency, LLC and Dunbarre Insurance Agency, LLC were distributed to SBL Holdings, Inc (SBLH), SBLIC's parent company. The distribution did not have a material impact on the Company.
Use of Estimates
The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of derivative financial instruments;

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
determination of other-than-temporary impairments (OTTIs) of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.
The COVID-19 pandemic (the Pandemic) has caused significant social and economic problems worldwide. Those problems include constraints on the operations of businesses, decreases in consumer mobility and activity, increases in unemployment rates and volatility in many equity and fixed-income markets. The constraints have been caused or exacerbated by governmental responses, including lockdowns, and private-sector responses, including reductions of economic activities. Though the Company’s business has been affected by the Pandemic, such as increases in volatility in its investment portfolio, its overall impact on Company operations has been minimal. The Company cannot predict the length and severity of the Pandemic or its longer-term effects on the Company. Our estimates and assumptions could change in the future as circumstances change.
Investments
Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stocks. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of other comprehensive income or loss (OCI) in the consolidated statements of comprehensive income, net of adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.
Equity securities include mutual funds, common stocks, and non-redeemable preferred stocks. Equity investments not accounted for under the equity method or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the net realized/unrealized gains/(losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
The Company has elected the measurement alternative for certain equity investments that do not have readily determinable fair value and do not qualify for the practical expedient under Accounting Standards Codification (ASC) 820 to estimate fair value using the net asset value per share. Under the alternative, the investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. These financial instruments are included in other invested assets on the consolidated balance sheets.
The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a relationship.
Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.
The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support the funds withheld reinsurance liability (see Note 10). The change in fair value of these financial instruments is recognized as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.
Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to trading securities are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations. OTTIs are reported separately in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
To the extent the Company determines that an equity security accounted for under the measurement alternative or equity method is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt securities, if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company does not expect to recover the amortized cost basis, and the Company does not plan to sell nor is it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in OCI.
The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.
Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. The Company reviews the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which is based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determines through management's evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Company will then individually assess the loan for impairment and may assign a specific loan loss allowance.
Policy loans are reported at unpaid principal.
Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.
The Company has agreed to provide a short-term loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.
Asset and Liability Derivatives
The Company hedges certain exposures to interest rate risk, foreign exchange risk, and equity market risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income during the period of change.
The Company issues certain products that contain a derivative that is embedded in the product, and must be accounted for under ASC 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on the insurance companies’ behalf. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continue to be in-force policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized in the consolidated statements of operations.
The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.
Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired
To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, withdrawal, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of accumulated other comprehensive income (AOCI), net of applicable income taxes.
For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.
DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.
VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.
Goodwill
Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reported goodwill is lower than its carrying amount, goodwill is written down to its fair value; and a charge is reported in the consolidated statements of operations.
Property and Equipment
Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.
Separate Accounts
The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.
The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.
Policy Reserves and Annuity Account Values
Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.
Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
ranged from 1.0% to 5.0% during each of the years 2020, 2019, and 2018. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.
The Company offers fixed index annuity products with returns linked to the performance of certain indices. The fixed index annuity products also offer a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB, of which policyholders can only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.
Reinsurance Agreements
The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Deferred Income Taxes
Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.
Recognition of Revenues
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Revenues from Contracts with Customers
Prior to the adoption of ASC 606, Revenue from Contracts with Customers (ASC 606) and for the year ended 2018 presented in these consolidated financial statements, the Company accounted for its revenues in accordance with ASC 605, Revenue Recognition (ASC 605). For the year beginning January 1, 2019, the Company accounts for its revenue in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606: distribution revenue and shareholder administrative service revenue.
Distribution Revenue
SD enters into distribution and underwriting arrangements with various affiliated and unaffiliated mutual fund companies (the affiliated mutual fund companies ceased to be considered affiliated as of January 1, 2019). The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution revenue for the years ended December 31, 2020, 2019 and 2018 amounted to $20.0 million, $20.4 million, and $21.1 million, respectively, and is included in the consolidated statements of operations in asset-based fees.
Shareholder Administrative Service Revenue
SBLIC enters into agreements with affiliated and unaffiliated investment vehicles (the affiliated investment vehicles ceased to be considered affiliated as of January 1, 2019) for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company primarily receives fees paid by the fund or its affiliates over time. The performance obligation is

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time which are highly susceptible to factors outside of the Company's influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2020, 2019, and 2018 amounted to $9.0 million, $9.1 million, and $9.4 million, respectively, and is included in the consolidated statements of operations in asset-based fees.
The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2020 or 2019.
Recently Issued Accounting Pronouncements
In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases (ASU 2016-02). The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard is effective January 1, 2022 for the Company, with early adoption permitted. The Company is in the process of evaluating the full impact adoption of this standard will have on the Company in 2022.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
credit loss estimates. The new standard is effective for the Company on January 1, 2023, with early adoption permitted. While the Company is currently evaluating the full impact of this new guidance on its consolidated financial statements, the Company believes the new impairment model may lead to earlier recognition of credit losses on certain assets compared to current loss recognition methodology.
In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts.
(1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The amendments require that an insurance entity discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed-income instrument yield that maximizes the use of observable market inputs.
(2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.
(3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

(4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.
The standard is effective January 1, 2025 for the Company, with early adoption permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2025.
In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other: Simplifying the Test for Goodwill Impairment. Under the amendments in this update, the Company should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Impairment charges should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This amendment essentially eliminated "Step 2" from the goodwill impairment test. Additionally, the Company should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The amendments in this update shall be applied on a prospective basis. A public business entity that is not an SEC filer should adopt the amendments in this update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2020. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect significant impact to its consolidated financial statements upon adoption of this standard in 2021.
In January 2020, the FASB issued ASU 2020-01, Investments – Equity Securities (Topic 321), Investments – Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) – Clarifying the Interactions between Topic 321, Topic 323, and Topic 815 (a consensus of the FASB Emerging Issues Task Force). ASU 2020-01 clarifies the application of the measurement

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
alternative to transactions that require an entity to apply or discontinue the equity method, and whether certain forward contracts and purchased options on equity securities are in the scope of Topic 321. The standard is effective January 1, 2021 for the Company with early adoption permitted. The Company does not expect significant impact to its consolidated financial statements upon adoption of this standard in 2021.
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, to provide temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the London Interbank Offered Rate and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate. The guidance is effective upon issuance and may be adopted on any date on or after March 12, 2020. However, the relief is temporary and cannot be applied to contract modifications that occur after December 31, 2022, or hedging relationships entered into or evaluated after that date. The Company is still evaluating the potential impact of this update and, as of December 31, 2020, has not adopted the standard.
ASUs issued but not yet adopted as of December 31, 2020 would not be disclosed above should they be assessed as either not applicable or are not expected to have a material impact on the Company's consolidated financial statements at this time.
Recently Adopted Accounting Pronouncements
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. This ASU, which replaces most current revenue recognition guidance, including industry specific guidance, prescribes that an entity should recognize revenue to reflect the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. On January 1, 2019, the Company adopted ASC 606 using the modified retrospective method for those contracts that were not completed as of the date of adoption. Results for reporting periods beginning after January 1, 2019 are presented under ASC 606, while prior period amounts continue to be reported under prior revenue recognition guidance, ASC 605. The revenue recognition pattern for distribution revenue and shareholder administrative service revenue is not changed. Overall, the adoption of this ASU did not have a

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
material impact on the consolidated financial statements, as core revenue streams such as insurance contracts and investment contracts are excluded from its scope.
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820)– Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this update modify the disclosure requirements for fair value measurements by removing, modifying or adding certain disclosures. The Company adopted this update on January 1, 2020 without any material impact to the consolidated financial statements.
In April 2019, FASB issued ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments - Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments. The amendments consist of five topics with different effective dates. The Company adopted Topic 3, Codification Improvements to Update 2017-12 and Other Hedging Items and Topic 4, Codification Improvements to Update 2016-01 on January 1, 2020 with no impact to the consolidated financial statements. The remaining three topics will be adopted at the time ASU 2016-13 becomes effective for the Company.
Prior Period Reclassifications
Certain prior period amounts in the consolidated financial statements and accompanying notes have been reclassified to conform to the current period's presentation. Changes were made to the classification of certain revenue and expense items for the following line items: (1) certain administrative and other fees previously reported in other product charges or other revenues are now being reported in asset-based and administrative fees, (2) amounts related to unrealized and realized foreign currency and forward contracts previously reported in changes in fair value of options, futures and swaps are now being reported in net realized/unrealized gains (losses), excluding impairment losses on available for sale securities and (3) DAC amortization adjustments related to realized gain (losses) previously reported in net realized/unrealized gains (losses), excluding impairment losses on available for sale securities, are now being reported in with the amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired, net of imputed interest.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
1.   Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
A reconciliation of the changes to conform to current presentation is as follows:
	Year Ended December 31, 2019
	As Previously Reported	Reclassifications	As Currently Reported
	(in thousands)
Asset-based and administrative fees	$64,681	$5,510	$70,191
Other product charges	216,746	(5,360)	211,386
Change in fair value of options, futures and swaps	337,013	21,395	358,408
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	66,830	(24,643)	42,187
Other revenues	68,418	(150)	68,268
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	332,826	(3,248)	329,578

	Year Ended December 31, 2018
	As Previously Reported	Reclassifications	As Currently Reported
	(in thousands)
Asset-based and administrative fees	$71,802	$3,380	$75,182
Other product charges	215,919	(3,169)	212,750
Change in fair value of options, futures and swaps	(218,442)	(66,245)	(284,687)
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	(71,319)	66,197	(5,122)
Other revenues	75,933	(211)	75,722
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	198,281	(48)	198,233

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

2. Investments
Fixed Maturity Investments and Equity Securities
Information as to the amortized cost, gross unrealized gains and losses, fair values, and OTTIs in AOCI, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.
	December 31, 2020
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$97,975	$6,555	$4	$104,526	$—
Obligations of government-sponsored
enterprises	232,147	13,242	247	245,142	—
Corporate	12,328,112	275,239	43,219	12,560,132	—
Obligations of foreign governments	35	—	—	35	—
Municipal obligations	77,630	11,853	—	89,483	—
Commercial mortgage-backed	121,664	5,701	1,244	126,121	—
Residential mortgage-backed	10,471	393	93	10,771	—
Collateralized debt obligations	6,309	1,265	109	7,465	—
Collateralized loan obligations	12,636,656	194,294	330,059	12,500,891	(24,458)
Redeemable preferred stock	375,762	467	5,716	370,513	—
Other asset backed	3,156,886	40,053	86,087	3,110,852	—
Total fixed maturity investments	$29,043,647	$549,062	$466,778	$29,125,931	$(24,458)

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)

	December 31, 2019
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$138,436	$1,716	$823	$139,329	$—
Obligations of government-sponsored
enterprises	284,917	8,248	52	293,113	—
Corporate	10,710,707	186,251	15,007	10,881,951	(222)
Obligations of foreign governments	35	—	—	35	—
Municipal obligations	108,123	13,276	793	120,606	—
Commercial mortgage-backed	123,560	4,778	116	128,222	—
Residential mortgage-backed	22,046	561	83	22,524	107
Collateralized debt obligations	6,170	2,489	—	8,659	—
Collateralized loan obligations	10,171,999	78,234	292,203	9,958,030	—
Redeemable preferred stock	75,762	16,849	—	92,611	—
Other asset backed	3,248,866	38,158	11,043	3,275,981	—
Total fixed maturity investments	$24,890,621	$350,560	$320,120	$24,921,061	$(115)

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
The amortized cost and fair value of fixed maturity investments at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.
	Available for Sale
	Amortized	Fair
	Cost	Value
	(In Thousands)

Due one year or less	$2,789,804	$2,797,017
Due after one year through five years	6,539,303	6,619,798
Due after five years through ten years	2,107,187	2,185,643
Due after ten years	1,067,458	1,151,718
Structured securities with variable principal payments	16,539,895	16,371,755
	$29,043,647	$29,125,931

As of December 31, 2020 and 2019, there were five issuers, with a total amount of $3,823.7 million and $2,788.5 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder's equity.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
For fixed maturity investments classified as available for sale with unrealized losses as of December 31, 2020 and 2019, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:
	December 31, 2020
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$1,276	$4	$—	$—	$1,276	$4
Obligations of government-sponsored
enterprises	19,821	247	—	—	19,821	247
Corporate	1,395,531	38,217	73,507	5,002	1,469,038	43,219
Commercial mortgage-backed	33,663	1,142	2,477	102	36,140	1,244
Residential mortgage-backed	—	—	725	93	725	93
Collateralized debt obligations	340	109	—	—	340	109
Collateralized loan obligations	3,168,690	129,107	3,273,873	200,952	6,442,563	330,059
Redeemable preferred stock	219,030	5,716	—	—	219,030	5,716
Other asset backed	667,681	73,688	795,478	12,399	1,463,159	86,087
Total fixed maturity investments, available for sale	$5,506,032	$248,230	$4,146,060	$218,548	$9,652,092	$466,778

Number of securities with unrealized losses		303		222		525
Percent investment grade (AAA through BBB-)		77%		66%		72%

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2019
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$45,579	$734	$23,768	$89	$69,347	$823
Obligations of government-sponsored
enterprises	8,287	52	—	—	8,287	52
Corporate	346,165	5,815	290,818	9,192	636,983	15,007
Municipal obligations	692	4	9,979	789	10,671	793
Commercial mortgage-backed	7,385	65	3,218	51	10,603	116
Residential mortgage-backed	2,675	1	6,190	82	8,865	83
Collateralized loan obligations	2,225,280	93,134	4,454,128	199,069	6,679,408	292,203
Other asset backed	678,887	5,791	500,861	5,252	1,179,748	11,043
Total fixed maturity investments, available for sale	$3,314,950	$105,596	$5,288,962	$214,524	$8,603,912	$320,120

Number of securities with unrealized losses		244		307		551
Percent investment grade (AAA through BBB-)		69%		64%		66%

The unrealized losses on the fixed maturity investments in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2020 and 2019.
The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$(1,634)	$(1,634)	$—
Credit losses for which an other-than-temporary impairment
was not previously recognized	(9,731)	—	(1,634)
Additional credit loss impairments on securities previously impaired	(3,839)	—	—
Balance at end of period	$(15,204)	$(1,634)	$(1,634)

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)

Major categories of net investment income are summarized as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Interest on fixed maturity investments, available for sale	$1,416,984	$1,383,005	$1,237,319
Interest on fixed maturity investments, trading	3,692	4,780	5,973
Interest on notes receivable from related parties	117,068	165,254	201,343
Dividends on equity securities at fair value	13,430	339	285
Interest on mortgage loans	100,633	118,208	151,268
Interest on policy loans	2,881	3,383	31,101
Interest on short-term investments	7,149	28,272	22,114
Investment income on cash equivalents	9,057	29,361	9,176
Income on equity method accounting adjustment	149,739	7,722	7,489
Other	4,445	1,474	7,451
Total investment income	1,825,078	1,741,798	1,673,519

Less:
Investment expenses	68,219	59,205	60,444
Ceded to reinsurer	3,692	4,780	5,973
Net investment income	$1,753,167	$1,677,813	$1,607,102
Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Proceeds from sales	$5,049,903	$3,417,971	$7,021,981
Gross realized gains	116,555	12,707	31,992
Gross realized losses	4,446	4,423	57,709

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
Net realized/unrealized gains (losses), net of ceded reinsurance gains and associated amortization of DAC, DSI, and VOBA, consist of the following for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$116,695	$(8,491)	$(26,008)
Total realized gains (losses), available for sale	116,695	(8,491)	(26,008)

Realized gains (losses), other invested assets	(2,548)	54,640	3,228

Net realized/unrealized gains (losses), fixed maturity investments,
trading and fair value option	2,476	6,958	(5,449)

Other realized/unrealized gains (losses):
Foreign currency gains (losses)	63,293	19,425	(47,092)
Foreign exchange derivatives	(45,858)	(21,395)	66,245
Equity securities at fair value	9,920	(2,122)	(418)
Embedded derivative, funds withheld reinsurance	(2,664)	(6,863)	5,846
Other	(286)	129	(1,127)
Total other realized/unrealized gains (losses)	24,405	(10,826)	23,454
Net realized/unrealized gains (losses) before ceded reinsurance	141,028	42,281	(4,775)

Net ceded reinsurance (gains) losses	188	(94)	(347)
Net realized/unrealized gains (losses) before impairments	141,216	42,187	(5,122)

Impairments:
OTTI of available for sale securities	(16,165)	—	(6,812)
Total impairments	(16,165)	—	(6,812)

Net realized/unrealized gains (losses)	$125,051	$42,187	$(11,934)

The Company recognized $8.3 million of net unrealized gains and $2.5 million of net unrealized losses on equity securities at fair value held at December 31, 2020 and 2019, respectively.
There were no outstanding agreements to sell securities at December 31, 2020.
At December 31, 2020 and 2019, the Company pledged securities with a market value of approximately $158.1 million and $147.8 million respectively, as collateral in relation to certain institutional products.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
At December 31, 2020 and 2019, the Company pledged securities with a market value of approximately $215.6 million and $217.6 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).
At December 31, 2020 and 2019, available for sale bonds with a carrying value of $3.6 million and $3.4 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.
Mortgage Loans
Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:
	December 31,
	2020	2019
	(In Thousands)

Commercial mortgage loans	$1,228,974	$1,540,901
Allowance for credit losses on commercial mortgage loans	(4,496)	—
Commercial mortgage loans, net of allowances	1,224,478	1,540,901
Residential mortgage loans	10,529	10,640
Total mortgage loans, net of allowances	$1,235,007	$1,551,541

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages. The Company acquired $415.4 million and sold no commercial mortgage loans during the year ended December 31, 2020. The Company acquired $313.0 million and sold $117.0 million commercial mortgage loans during the year ended December 31, 2019.
The commercial mortgage loan portfolio is diversified by geographic region (all regions are within the United States, excluding foreign) and specific collateral property type as follows at December 31:

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	2020		2019
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
Pacific	$515,140	41%	$302,935	19%
South Atlantic	309,179	25	189,976	12
Middle Atlantic	188,540	15	45,376	3
Foreign	58,158	5	319,832	21
East North Central	44,821	4	41,884	3
West South Central	37,886	3	38,925	3
West North Central	32,297	3	561,732	36
Mountain	19,752	2	20,543	1
New England	9,887	1	10,448	1
East South Central	8,818	1	9,250	1
Total	$1,224,478	100%	$1,540,901	100%

	2020		2019
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Property type distribution
Office	$432,898	36%	$193,997	13%
Hotel/Motel	336,704	27	99,168	6
Apartments/Multifamily	157,104	13	426,534	28
Retail	128,151	10	123,674	8
Industrial	25,170	2	37,303	2
Other	144,451	12	660,225	43
Total	$1,224,478	100%	$1,540,901	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
2. Investments (continued)
Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.
The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:
	2020	2019
	(In Thousands)

CM1	$245,097	$248,056
CM2	154,740	972,170
CM3	565,238	202,075
CM4 and Below	259,403	118,600
	$1,224,478	$1,540,901

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2020 there was one commercial mortgage loan, with a carrying value of $38.5 million, on non-accrual status. This loan was considered impaired, but a specific loan loss allowance was deemed not necessary. There were no mortgage loans on non-accrual status at December 31, 2019.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
3. Variable Interest Entities
Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
Collateralized Financing Entities
The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the related assets of the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.
In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost. There is no equity within the CFEs; therefore, the consolidation did not impact the Company's equity balances. If the Company were to liquidate, the assets of the CFE would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. However, the Company's investment in the notes would be available to its general creditors. Additionally, the other investors in the CFEs have no recourse to the Company’s general assets for the debt issued by the CFEs. Therefore, such debt is not the Company’s obligation.
The total assets of consolidated CFEs were $242.5 million and $1,180.5 million at December 31, 2020 and 2019, respectively. The total liabilities of consolidated CFEs were $10.9 million and $90.1 million at December 31, 2020 and 2019, respectively.
Real Estate Mortgage Investment Conduit
During 2016, the Company invested in pass through certificates of a Real Estate Mortgage Investment Conduit (REMIC) that held a commercial mortgage loan. The Company, together with its related parties, purchased more than 50% of all the outstanding certificates. The Company holds the greatest share of the REMIC’s outstanding certificates, is therefore considered to be the primary beneficiary and, accordingly, consolidated the REMIC’s financial statements.
During 2020, the Company sold its investment in the outstanding certificates of the REMIC and ceased to be the primary beneficiary of the REMIC. Therefore, the Company is no longer required

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
3. Variable Interest Entities (continued)
to consolidate the underlying commercial mortgage loan, or liabilities associated with certificates owned by other investors, on the Company's consolidated balance sheets.
In consolidating the REMIC as of December 31, 2019, the purchased certificates were eliminated and the Company recorded the underlying commercial mortgage loan of the REMIC on the Company’s consolidated balance sheets. The certificates owned by other investors were recorded as a liability on the Company’s consolidated balance sheets, which is carried at amortized cost.
The total assets of the consolidated REMIC were $531.2 million at December 31, 2019. The total liabilities of the consolidated REMIC were $277.3 million at December 31, 2019.
Unconsolidated Variable Interest Entities
The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE. The total investment in these unconsolidated CFEs were $6,689.7 million and $6,600.6 million at December 31, 2020 and 2019, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2020 and 2019.
The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not the primary beneficiary. The Company's carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $961.0 million and $544.1 million at December 31, 2020 and 2019, respectively, compared to its maximum exposure to loss of $1,239.9 million and $742.3 million at December 31, 2020 and 2019, respectively. The Company's maximum exposure to loss of these VIEs is based on existing investments in and additional commitments made to joint ventures and partnerships. Total assets of these unconsolidated entities under the equity method of accounting amounted to $746.0 million and $328.4 million at December 31, 2020 and 2019, respectively. The carrying value of unconsolidated investments accounted for under the measurement alternative under ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities was $215.7 million at December 31, 2020 and 2019.
In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
3. Variable Interest Entities (continued)
fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.
4. Derivative Instruments
The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in earnings associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.
The Company recognizes all derivative financial instruments, such as swaps, currency forwards, call options and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.
The Company sells fixed index deferred annuity contracts which credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in investment grade fixed income securities, and a portion is used to purchase derivatives consisting of call options, futures, and swaps on the applicable indices to fund the index credits due to the index annuity policyholders. At the end of each indexed annuity's index term, which may be annually, bi-annually, or every five years, the market index used to compute the index credits is reset and a new call option, future, or swap is purchased to fund the next index credit. The Company manages the cost of these purchases through the terms of the fixed index annuities, which permits it to change caps, spreads or participation rates subject to respective guaranteed minimums or maximums at the end of each policy's index term. By adjusting caps, spreads or participation rates, the Company can manage option costs except in cases where contractual features would prevent further modifications. Although the call options, futures, and swaps are designed to be effective hedges from an economic standpoint, the Company has not applied hedge accounting under ASC 815.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.
The Company has certain variable annuity guaranteed living benefit (GLB) products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives accounted for under ASC 815 and ASC 820, Fair Value Measurements (ASC 820). The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.
In addition, the Company is party to coinsurance with funds withheld reinsurance arrangement with Guggenheim Life and Annuity Company (GLAC), a related party prior to January 1, 2019, (see Note 10). Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the risk associated with the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the designated investments.
The Company has entered into currency forwards, and had previously on occasion entered into currency swaps, that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.
Effective July 1, 2020, the Company has elected hedge accounting under ASC 815 for certain foreign-currency-denominated available for sale securities (the Hedged Item). As of December 31, 2020, amortized cost of the Hedged Item designated and qualified as the Hedged Item in fair value

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
hedges was $846.9 million. Fair value of forward contracts designated as hedging instruments under ASC 815-20 was $68.0 million as of December 31, 2020 and is included in other invested assets or other liabilities in the consolidated balance sheets. Change in fair value of the Hedged Item attributable to changes in foreign exchange rates, which was a $61.3 million gain for the year ended December 31, 2020 was reclassed from OCI into net realized/unrealized gains (losses), excluding impairment losses on available for sale securities within the consolidated statement of operations. The change in the estimated fair value of the derivative related to the changes in the difference between the spot price and the forward price is excluded from the assessment of hedge effectiveness. The Company has elected to record changes in estimated fair value of excluded components in earnings.
The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional amount.
The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.
Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
The notional amounts and fair value of the Company’s call options, swaps, and currency forwards by counterparty as of December 31 are as follows:
				2020
	Credit Rating		Credit Rating	Notional	Fair Value
Counterparty	(S&P)		(Moody’s)	Amount	Assets	Liabilities
				(In Thousands)

Barclays Bank PLC	A		A1	$1,447,288	$58,429	$—
BNP Paribas	A	+	Aa3	2,607,666	66,819	11
Bank of America, N.A.	A	+	Aa2	806,848	22,502	—
Canadian Imperial Bank of Commerce	A	+	Aa2	1,664,711	129,948	123,151
Citibank, N.A.	A	+	Aa3	2,372,913	130,864	65,935
Goldman Sachs International	A	+	A1	209,965	8,189	771
JPMorgan Chase Bank, N.A.	A	+	Aa2	905,461	39,598	—
Merrill Lynch International	A	+	N/A	240,590	4,922	—
Morgan Stanley & Co International PLC	A	+	Aa3	3,107,601	132,920	2,126
Morgan Stanley Capital Services LLC	A	+	Aa3	1,655,927	85,230	—
Natixis, SA	A	+	A1	532,503	3,180	9,184
NatWest Markets PLC	A	-	A3	356,876	625	12,541
Societe Generale	A		A1	194,967	5,054	—
UBS AG	A	+	Aa3	838,211	28,743	—
Exchange Traded	N/A		N/A	2,284,500	71,575	1,410
				$19,226,027	$788,598	$215,129

				2019
Counterparty	Credit Rating (S&P)		Credit Rating (Moody’s)	Notional Amount	Fair Value
				(In Thousands)

Barclays Bank PLC	A		A2	$1,358,217	$33,461
BNP Paribas	A	+	Aa3	1,188,668	10,352
Bank of America, N.A.	A	+	Aa3	374,941	8,432
Canadian Imperial Bank of Commerce	A	+	Aa2	1,604,255	6,114
Citibank, N.A.	A	+	Aa3	1,768,205	88,945
Goldman Sachs International	A	+	A1	403,850	20,586
JPMorgan Chase Bank, N.A.	A	+	Aa2	871,600	42,857
Merrill Lynch International	A	+	N/A	344,990	5,983
Morgan Stanley & Co International PLC	A	+	A1	3,015,265	111,099
Morgan Stanley Capital Services LLC	A	+	A1	2,613,460	144,361
Natixis, SA	A	+	A1	425,824	882
The Royal Bank of Scotland PLC	BBB	+	Baa2	930,390	8,120
Societe Generale	A		A1	813,600	27,934
UBS AG	A	+	Aa3	797,433	27,414
Exchange Traded	N/A		N/A	1,445,956	31,105
				$17,956,654	$567,645

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
Collateral posted by counterparties at December 31, 2020 and 2019, applicable to derivative instruments, was $500.7 million and $532.0 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents. This collateral is restricted as to its use. The obligation to repay the collateral is reflected on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2020 and 2019, the balance of this account was $24.3 million and $19.9 million, respectively, and is reflected on the consolidated balance sheets in other assets. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. At December 31, 2020 and 2019, non-cash collateral posted by the counterparties under the tri-party arrangements was $5.1 million and $6.4 million, respectively, which is not reflected on the consolidated balance sheets.
The estimated fair value of net derivatives after the application of master netting agreements and collateral were as follows:
	December 31, 2020
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)

Derivative asset	$788,598	$(197,209)	$(500,673)	$90,716
Derivative liabilities	215,129	(197,209)	(16,490)	1,430

	December 31, 2019
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)

Derivative asset	$582,900	$—	$(531,970)	$50,930
The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.
The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:
	Derivative Asset		Derivative Liability
	2020	2019	2020	2019	Balance reported in
	(In Thousands)
Derivatives:
Interest rate swaps and total return swaps	$4,315	$2,272	$1,501	$—	Other invested assets and other liabilities
Call options	630,336	580,618	2,897	—	Call options and other liabilities
Currency forwards	153,886	—	210,451	15,255	Other invested assets and other liabilities
Futures	61	10	280	—	Other invested assets and other liabilities
Total derivative financial instruments	$788,598	$582,900	$215,129	$15,255

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$12,169	$10,863	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	1,760,729	1,469,361	Policy reserves and annuity account values
Reinsurance contracts	—	—	4,168	1,518	Other liabilities
Commission assignment	—	17,669	—	—	Other assets
Total embedded derivative financial instruments	$—	$17,669	$1,777,066	$1,481,742

The following table shows the change in the fair value of the derivative financial instruments, excluding fixed index annuity contracts, in the consolidated statements of operations for the years ended:
	Year Ended December 31,
	2020	2019	2018	Change of fair value reported in
	(In Thousands)
Derivatives:
Call options	$88,321	$332,168	$(282,615)
Futures	(1,313)	193	1,563
Interest rate swaps and total return swaps	1,788	26,047	(3,635)
Change in fair value of options, futures and swaps	$88,796	$358,408	$(284,687)	Change in fair value of options, futures and swaps

Change in currency forwards and swaps	$(45,858)	$(21,395)	$66,245	Change in net realized/unrealized gains (losses)

Embedded derivatives:
GMWB and GMAB reserves	$1,306	$1,227	$(3,669)	Other benefits
Commission assignment	4,948	(1,912)	781	Other benefits
Total change in embedded derivative financial instruments	$6,254	$(685)	$(2,888)

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
4. Derivative Instruments (continued)
The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following:
	Year Ended December 31,
	2020	2019	2018	Change of fair value reported in
	(In Thousands)
Fixed index annuities - embedded derivatives				Change in fixed index annuity embedded derivative and related benefits
(see Note 14)	$(115,673)	$149,068	$(211,533)
Other changes in difference between policy benefit				Change in fixed index annuity embedded derivative and related benefits
reserves computed using derivative accounting vs. long-duration contracts accounting	37,966	(45,142)	(213,722)
	$(77,707)	$103,926	$(425,255)
The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
5. Deferred Policy Acquisition Costs
An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$555,029	$421,027	$182,434
Cost deferred	446,737	285,188	258,194
Imputed interest	16,590	12,409	9,604
Amortized to expense	(178,446)	(129,993)	(77,431)
Effect of unrealized (gains) losses	(3,433)	(33,602)	48,226
Balance at end of period	$836,477	$555,029	$421,027

6. Deferred Sales Inducement Costs
An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$207,887	$150,323	$76,362
Costs deferred	85,677	75,943	75,198
Imputed interest	4,539	3,649	3,091
Amortized to expense	(30,029)	(18,231)	(8,146)
Effect of unrealized (gains) losses	6,675	(3,797)	3,818
Balance at end of period	$274,749	$207,887	$150,323

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
7. Value of Business Acquired
The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Balance at beginning of period	$1,306,341	$1,572,143	$1,590,838
Adjustment to VOBA(1)	—	—	6,725
Imputed interest	26,443	32,200	47,185
Amortized to expense	(177,682)	(229,612)	(172,535)
Effect of unrealized (gains) losses	10,500	(68,390)	99,930
Balance at end of period	$1,165,602	$1,306,341	$1,572,143

(1)  In 2018 the Company recorded an adjustment to VOBA as a result of the one year measurement period in connection with a change in control on January 31, 2017. The reclassification resulted in a shift of VOBA from a different subsidiary of SBLH to SBLIC.

The weighted average amortization period is 35 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 1.99% for the year ended December 31, 2020, 2.17% for the year ended December 31, 2019, and 2.32% for the year ended December 31, 2018.
The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:
2021	$107,753
2022	93,552
2023	88,783
2024	85,900
2025	85,761

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
8. Other Assets
Property and Equipment
The following is a summary of property and equipment at cost less accumulated depreciation for the years ended December 31:
	2020	2019
	(In Thousands)

Land and improvements	$7,279	$6,730
Building	51,723	51,723
Furniture	25	25
Computer software	793	272
	59,820	58,750
Less accumulated depreciation	(8,910)	(6,695)
Net property and equipment	$50,910	$52,055

Accumulated depreciation deducted from investment in real estate amounted to $8.6 million and $6.4 million at December 31, 2020 and 2019, respectively.
Airplane
In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method over 25 years which approximates its estimated productive life and is included in other invested assets on the consolidated balance sheets.
As a result of the Pandemic, in May 2020, SAILES entered into a Rent Postponement Agreement (the Agreement) with the lessor which reduced lease payments in September, October and November 2020, deferring the remainder of those payments until 2021. In December 2020, normally scheduled lease payments resumed. The deferred lease payments will be repaid from January to June 2021 in six installments, together with the normal lease payments. The lessor is obligated to pay interest on the deferred lease payments together with each installment. The Company determined that the Agreement was not a change in the provisions of the lease.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
8. Other Assets (continued)

The following is a summary of the asset held at cost less accumulated depreciation as of December 31:
	2020	2019
	(In Thousands)

Airplane	$124,644	$124,644
Less accumulated amortization	(20,299)	(15,103)
	$104,345	$109,541

The asset is included in other invested assets on the consolidated balance sheets.
Depreciation on the asset for the years ended December 31, 2020, 2019 and 2018 was $5.2 and is included in commissions and other operating expenses in the consolidated statements of operations.
Business-Owned Life Insurance
The Company has invested in business-owned life insurance. The investment is carried in other assets on the consolidated balance sheets at net policy value of $23.2 million and $22.2 million at December 31, 2020 and 2019, respectively, with the change in net policy value recorded in other revenue of $1.0 million, $0.5 million, and $1.1 million for the years ended December 31, 2020, 2019, and 2018, respectively.
Company-Owned Life Insurance
The Company has invested in company-owned life insurance. The investment is carried in other assets at net policy value of $43.6 million and $35.9 million at December 31, 2020 and 2019, respectively, with the change in net policy value recorded as a decrease in other benefits of $7.7 million, $5.8 million and $1.6 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:
	Pretax	Tax	After-Tax
	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2018:
Unrealized gains (losses) on available for sale securities	$(631,364)	$120,755	$(510,609)
Foreign exchange adjustments on available for sale and equity method investments	(6,678)	1,402	(5,276)
Reclassification adjustment for gains (losses) included in net income	(26,008)	14,115	(11,893)
OTTI losses recognized in earnings and other comprehensive income (loss)	6,812	1,431	8,243
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	151,974	(31,914)	120,060
Policy reserves and annuity account values	143,027	(30,036)	112,991
Total other comprehensive income (loss) for the year ended December 31, 2018	$(362,237)	$75,753	$(286,484)

Other comprehensive income (loss) for the year ended December 31, 2019
Unrealized gains (losses) on available for sale securities	$474,605	$(99,667)	$374,938
Foreign exchange adjustments on available for sale and equity method investments	20,297	(4,262)	16,035
Reclassification adjustment for gains (losses) included in net income	(8,491)	1,783	(6,708)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(105,789)	22,216	(83,573)
Policy reserves and annuity account values	(128,124)	26,906	(101,218)
Total other comprehensive income (loss) for the year ended December 31, 2019	$252,498	$(53,024)	$199,474

Other comprehensive income (loss) for the year ended December 31, 2020:
Unrealized gains (losses) on available for sale securities	$(124,291)	$26,101	$(98,190)
Foreign exchange adjustments on available for sale and equity method investments	(7,558)	1,587	(5,971)
Reclassification adjustment for gains (losses) included in net income	116,695	(24,506)	92,189
OTTI losses recognized in earnings and other comprehensive income (loss)	16,165	(3,395)	12,770
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	13,742	(2,886)	10,856
Policy reserves and annuity account values	77,035	(16,177)	60,858
Total other comprehensive income (loss) for the year ended December 31, 2020	$91,788	$(19,276)	$72,512

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
9. Other Comprehensive Income (Loss) (continued)
Accumulated Other Comprehensive Income
	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)

Accumulated other comprehensive income (loss) at January 1, 2018	$2,585	$105,116	$124,403

Other comprehensive income (loss) before reclassifications	(5,276)	(277,558)	(282,834)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	–	(3,650)	(3,650)
Comprehensive income (loss)	(5,276)	(281,208)	(286,484)

Change in accounting principle	—	866	866
Accumulated other comprehensive income (loss) at December 31, 2018	(2,691)	(175,226)	(161,215)

Other comprehensive income (loss) before reclassifications	16,035	190,147	206,182
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(6,708)	(6,708)
Accumulated other comprehensive income (loss) at December 31, 2019	13,344	8,213	38,259

Other comprehensive income (loss) before reclassifications	(5,971)	(26,476)	(32,447)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	104,959	104,959
Accumulated other comprehensive income (loss) at December 31, 2020	$7,373	$86,696	$110,771

(1)
The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) and income tax expense in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
10. Reinsurance
Principal reinsurance assumed transactions are summarized as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Reinsurance assumed:
Premiums received	$12,964	$11,607	$13,906
Commissions paid	$2,309	$2,215	$2,367
Claims paid	$6,424	$7,488	$6,371
Surrenders paid	$56,183	$64,173	$78,534

Principal reinsurance ceded transactions are summarized as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Reinsurance ceded:
Premiums paid	$39,386	$44,816	$51,071
Commissions received	$1,418	$2,459	$2,759
Claim recoveries	$63,382	$66,067	$74,843
Surrenders recovered	$112,016	$175,895	$258,883

At December 31, 2020 and 2019, the Company has reinsurance recoverable receivables totaling $1,784.5 million and $1,852.6 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.
The Company has ceded to GLAC reserves of $365.0 million and $387.4 million as of December 31, 2020 and 2019, respectively. This includes reserves of $104.2 million and $107.2 million as of December 31, 2020 and 2019, respectively, assumed by the Company from an unrelated party and ceded to GLAC. These ceded reserves are recorded in policy reserve liability on the consolidated balance sheets, with the corresponding recoverable amount recorded in reinsurance recoverable on the consolidated balance sheets.
As of December 31, 2020 and 2019, the value of the Company’s funds withheld liability under all its reinsurance agreements was $116.4 million and $119.5 million, respectively, which is substantially related to GLAC.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
10. Reinsurance (continued)
As of December 31, 2020 and 2019, the Company had $1,062.6 million and $1,129.6 million, respectively, of reserves that were uncollateralized by the reinsurer.
Life insurance in force ceded at December 31, 2020 and 2019 was $1,983.6 million and $2,083.5 million, respectively. Life reserves ceded at December 31, 2020 and 2019 was $571.3 million and $569.5 million, respectively.
Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that are issued in 2018 through 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.
11. Insurance Liabilities
The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:
	2020	2019
	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$30,992,594	$27,360,983
Liabilities for group annuities	567,795	550,657
Funding agreements	511,438	495,805
Other investment-type insurance contract liabilities	1,711	1,361
Total investment-type insurance contract liabilities	32,073,538	28,408,806
Life and other reserves	1,832,072	1,897,434
Total policy reserves and annuity account values	$33,905,610	$30,306,240

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)
General account funding agreements
The Company issued general account funding agreements to certain related parties (the related parties ceased to be considered related as of January 1, 2019) of $511.4 million and $495.8 million at December 31, 2020 and 2019, respectively, which are classified as investment-type contracts. These liabilities consist of fixed interest rate contracts. These agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.
Separate account funding agreements
The Company issued separate account funding agreements to certain related parties whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2020 and 2019, separate account investments funded through these agreements were $1,866.5 million and $2,059.6 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued.
The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:
	2020			2019
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Millions)

Rollup GMDB	$607	$202	76	$644	$184	74

The determination of GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)

As of December 31, 2020 and 2019, the reserve liability for the GLWB guarantee on fixed index annuities was $2,383.6 million and $1,939.2 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $37.5 million and $34.6 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.
The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:
	2020			2019
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)
Return of premium	$1,409	$11	66	$1,376	$11	65
Reset	153	—	60	140	—	60
Roll-up	110	43	72	109	47	71
Step-up	3,905	31	69	3,764	27	69
Combo	88	13	75	86	16	75
Subtotal	5,665	98	68	5,475	101	68

Enhanced	4	—	71	4	—	71
Total GMDB	$5,669	$98	68	$5,479	$101	68

The determination of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2020 and 2019 was $12.1 million and $11.8 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2020 and 2019 was $19.2 million and $17.3 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2020 and 2019 was $8.8 million and $7.5 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
11. Insurance Liabilities (continued)
The components of index credits and interest credited to account balances are summarized as follows:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Index credits	$300,965	$344,145	$480,036
Interest credited to account balances	294,246	295,309	250,989
	$595,211	$639,454	$731,025

12. Income Taxes
The Company is included in a consolidated Non-Life/Life federal income tax return filed by SBC. The Company is no longer subject to U.S. federal and state examinations by tax authorities for the years before 2014. The Internal Revenue Service is currently examining the Company’s federal tax returns for tax years 2014 through 2018.
Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company had a receivable from SBC of $41.5 million and $16.7 million at December 31, 2020 and 2019, respectively, for taxes, which is included in other liabilities/assets on the consolidated balance sheets.
The Company's subsidiary, SARC, has a separate tax sharing agreement with SBC. Under the separate tax sharing agreement, SARC's losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.
The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.
As of December 31, 2020 and 2019, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
12. Income Taxes (continued)
recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2020, 2019 and 2018.
Income tax expense consists of the following for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Current income tax expense	$119,148	$189,661	$67,384
Deferred income tax (benefit) expense	(2,638)	(59,679)	(3,576)
Income tax expense	$116,510	$129,982	$63,808

From a tax return perspective, the Company has $163.5 million of net operating loss carryforwards (NOLs) subject to Internal Revenue Code Section 382 (Section 382). Under Section 382, the Company’s use of these NOLs is limited to $12.0 million per year.
The Company's deferred tax asset position includes $560.0 million of federal net operating loss carryforwards. The entire NOL is related to SARC losses.
The Company had no NOLs in 2020 for any states in which it is required to file an income tax return.
The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)

Federal income tax expense computed at statutory rate	$123,127	$132,748	$91,187
Increases (decreases) in taxes resulting from:
Dividends received deduction	(2,534)	(2,257)	(1,934)
Prior period adjustments	(1,022)	2,577	400
Tax exempt interest	(336)	(154)	(500)
Tax rate differential	—	—	(22,755)
Other	(2,725)	(2,932)	(2,590)
Income tax expense	$116,510	$129,982	$63,808
“Other” in the above table includes state income taxes, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
12. Income Taxes (continued)
Net deferred income tax assets and liabilities consist of the following as of December 31:
	2020	2019
	(In Thousands)

Deferred income tax assets:
Future policy benefits	$412,444	$410,964
Credit carryover	8,666	8,666
Rider fee	10,948	10,407
Net operating loss carryforward	115,112	90,996
Other	30,605	6,342
Total deferred income tax assets	577,775	527,375

Deferred income tax liabilities:
Net unrealized gain on derivatives	78,453	62,259
Deferred policy acquisition costs and deferred sales
inducements	202,215	131,893
Net unrealized capital gain on investments	14,557	14,345
Investments	8,477	890
Value of business acquired	242,571	274,332
Depreciation	28,190	29,093
Commission accrual	—	4,413
Other	11,512	1,712
Total deferred income tax liabilities	585,975	518,937
Net deferred income tax assets (liabilities)	$(8,200)	$8,438
The oldest credit carryover will expire in 2031 and relates to general business credits.
The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2020 and 2019.
13. Goodwill
As of December 31, 2020 and 2019, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually for SBLIC. As a result of the December 31, 2020 and 2019 annual impairment test, the Company determined that the carrying value of goodwill did not exceed the fair value of SBLIC; therefore, no amounts were impaired.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements
Fair Value Hierarchy
In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:
Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Determination of Fair Value
Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.
Cash equivalents
Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

Fixed maturity investments
The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.
The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.
Equity securities
Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.
Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.
Short-term investments
Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

Call options, currency forwards, swaps, and futures
Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.
Separate account assets
Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.
Reinsurance derivative asset/liability
The fair value of the reinsurance derivative is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.
Embedded derivatives – commission assignment
The fair value of the commission assignment embedded derivatives is determined by comparing the current period updated actuarial projected future cash flows, discounted to present value, to the amortized cost of the base level commission payments on the reporting date. The main variables considered in the actuarial projected future cash flows include: (i) policies that remain in-force; (ii) persistency expectations; (iii) expected future cash flows related to the level commission payments; and (iv) discount rate. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Embedded derivatives – GMWB and GMAB reserves
The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.
Embedded derivatives – fixed index annuity contracts
Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.
One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period. The guarantee is reset on each fifth policy anniversary while in the accumulation phase. The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value. Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Assets and Liabilities Measured and Reported at Fair Value
The following table presents categories measured at fair value on a recurring basis:
	December 31, 2020
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$33,920	$32,669	$1,251	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	104,526	—	104,526	—
Obligations of government-sponsored enterprises	245,141	—	245,141	—
Corporate	12,621,163	—	1,947,614	10,673,549
Obligations of foreign governments	36	—	36	—
Municipal obligations	89,483	—	79,692	9,791
Commercial mortgage-backed	126,120	—	119,766	6,354
Residential mortgage-backed	10,772	—	10,772	—
Collateralized debt obligations	7,464	—	7,464	—
Collateralized loan obligations	12,515,669	—	11,533,991	981,678
Redeemable preferred stock	371,215	—	1,811	369,404
Other asset backed	3,114,825	—	1,109,518	2,005,307
Total fixed maturity investments	29,206,414	—	15,160,331	14,046,083
Equity securities:
Consumer	94,621	69,120	25,000	501
Mutual funds	4,395	4,395	—	—
Preferred stocks	248,699	—	43,978	204,721
Total equity securities	347,715	73,515	68,978	205,222

Short-term investments	5,346	—	—	5,346
Call options	630,336	69,725	560,611	—
Currency forwards and swaps	153,886	—	153,886	—
Interest rate swaps and total return swaps	4,314	1,791	2,523	—
Futures	61	61	—	—
Separate account assets	5,370,332	3,503,832	—	1,866,500
Total assets	$35,752,324	$3,681,593	$15,947,580	$16,123,151

Liabilities:
Call options	$2,897	$—	$2,897	$—
Currency forwards and swaps	210,451	—	210,451	—
Interest rate swaps and total return swaps	1,501	1,130	371	—
Futures	280	280	—	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	12,169	—	—	12,169
Reinsurance derivative liability	4,168	—	—	4,168
Fixed index annuity contracts	1,760,729	—	—	1,760,729
Total liabilities	$1,992,195	$1,410	$213,719	$1,777,066

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

	December 31, 2019
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$1,761,776	$1,575,634	$186,142	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	139,329	—	139,329	—
Obligations of government-sponsored enterprises	293,113	—	293,113	—
Corporate	10,944,384	—	3,411,548	7,532,836
Obligations of foreign governments	35	—	35	—
Municipal obligations	120,606	—	120,606	—
Commercial mortgage-backed	131,166	—	127,932	3,234
Residential mortgage-backed	22,524	—	17,723	4,801
Collateralized debt obligations	8,659	—	8,659	—
Collateralized loan obligations	9,983,702	—	8,724,268	1,259,434
Redeemable preferred stock	93,325	—	1,775	91,550
Other asset backed	3,279,882	—	1,705,803	1,574,079
Total fixed maturity investments	25,016,725	—	14,550,791	10,465,934
Equity securities:
Consumer	9,600	9,600	—	—
Mutual Funds	4,176	4,176	—	—
Preferred stocks	15,039	—	15,039	—
Total equity securities	28,815	13,776	15,039	—

Short-term investments	2,400	—	125	2,275
Call options	580,618	30,424	550,194	—
Interest rate swaps and total return swaps	2,272	372	1,900	—
Futures	10	10	—	—
Commission assignment derivative asset	17,669	—	—	17,669
Separate account assets	5,418,208	3,358,608	—	2,059,600
Total assets	$32,828,493	$4,978,824	$15,304,191	$12,545,478

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$10,863	$—	$—	$10,863
Currency forwards and swaps	15,255	—	15,255	—
Reinsurance derivative liability	1,518	—	—	1,518
Fixed index annuity contracts	1,469,361	—	—	1,469,361
Total liabilities	$1,496,997	$—	$15,255	$1,481,742

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Changes in Level 3 Fair Value Measurements
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2020 is as follows:
	Balance at January 1, 2020	Total Realized/Unrealized		Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2020	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held
		Gains and Losses
		Included in Net Income(1)	Included in Other Comprehensive Income
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,532,836	$(29,821)	$36,161	$1,352,701	$1,781,672	$10,673,549	$92	$109,024
Municipal obligations	—	—	(37)	9,828	—	9,791	—	(37)
Commercial mortgage-backed	3,234	1	130	2,989	—	6,354	—	130
Residential mortgage-backed	4,801	—	—	(4,801)	—	—	—	—
Collateralized loan obligations	1,259,434	1,537	(1,395)	245,435	(523,333)	981,678	—	(1,395)
Redeemable preferred stock	91,550	1	(22,147)	300,000	—	369,404	—	(22,147)
Other asset backed	1,574,079	2,322	(70,205)	(71,559)	570,670	2,005,307	—	(56,554)
Total fixed maturity investments	10,465,934	(25,960)	(57,493)	1,834,593	1,829,009	14,046,083	92	29,021

Equity securities:
Consumer	—	501	—	—	—	501	501	—
Preferred stock	—	(15,279)	—	—	220,000	204,721	(15,279)	—
Total equity securities	—	(14,778)	—	—	220,000	205,222	(14,778)	—

Short-term investments	2,275	—	(54)	3,125	—	5,346	—	(54)
Commission assignment
derivative asset	17,669	(17,669)	—	—	—	—	—	—
Separate account assets(2)	2,059,600	170,300	—	(363,400)	—	1,866,500	—	—
Total assets	$12,545,478	$111,893	$(57,547)	$1,474,318	$2,049,009	$16,123,151	$(14,686)	$28,967

Liabilities:
Derivatives and embedded
derivatives:
GMWB and GMAB reserves	$10,863	$1,306	$—	$—	$—	$12,169	$—	$—
Reinsurance derivative liability	1,518	2,650	—	—	—	4,168	—	—
Fixed index annuity contracts	1,469,361	(115,672)	—	407,040	—	1,760,729	—	—
Total liabilities	$1,481,742	$(111,716)	$—	$407,040	$—	$1,777,066	$—	$—
(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)
Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2020 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$4,096,927	$173,994	$2,260,393	$657,827	$1,352,701
Municipal obligations	10,026	—	—	198	9,828
Commercial mortgage-backed	5,241	—	—	2,252	2,989
Residential mortgage-backed	—	—	4,801	—	(4,801)
Collateralized loan obligations	877,665	—	11,431	620,799	245,435
Other asset backed	80,070	—	—	151,629	(71,559)
Redeemable preferred stock	300,000	—	—	—	300,000
Total fixed maturity investments	5,369,929	173,994	2,276,625	1,432,705	1,834,593

Short-term investments	48,469	—	—	45,344	3,125
Separate account assets	—	—	—	363,400	(363,400)
Total assets	$5,418,398	$173,994	$2,276,625	$1,841,449	$1,474,318

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$451,122	$—	$44,082	$407,040
Total liabilities	$—	$451,122	$—	$44,082	$407,040

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2019 is as follows:
	Balance at January 1, 2019	Total Realized/Unrealized		Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2019	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
		Gains and Losses
		Included in Net Income(1)	Included in Other Comprehensive Income
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,350,484	$(11,421)	$193,328	$15,749	$(15,304)	$7,532,836	$86
Commercial mortgage-backed	3,186	2	76	(30)	—	3,234	—
Residential mortgage-backed	5,469	(4)	61	(725)	—	4,801	—
Collateralized loan obligations	828,294	(10,287)	(3,579)	771,139	(326,134)	1,259,434	—
Other asset backed	1,922,957	2,188	(2,657)	(326,096)	(22,313)	1,574,079	—
Redeemable preferred stock	70,009	—	21,541	—	—	91,550	—
Total fixed maturity investments	10,180,399	(19,522)	208,770	460,037	(363,751)	10,465,934	86

Equity securities:
Financial	171	350	(146)	(375)	—	—	—
Total equity securities	171	350	(146)	(375)	—	—	—

Short-term investments	485	—	28	1,762	—	2,275	—
Reinsurance derivative asset	4,835	(4,835)	—	—	—	—	—
Commission assignment
derivative asset	15,757	1,912	—	—	—	17,669	—
Separate account assets(2)	1,861,800	197,800	—	—	—	2,059,600	—
Total assets	$12,063,447	$175,705	$208,652	$461,424	$(363,751)	$12,545,478	$86

Liabilities:
Derivatives and embedded derivatives:
Reinsurance derivative liability	$—	$1,518	$—	$—	$—	$1,518	$—
GMWB and GMAB reserves	9,636	1,227	—	—	—	10,863	—
Fixed index annuity contracts	1,218,022	149,068	—	102,271	—	1,469,361	—
Total liabilities	$1,227,658	$151,813	$—	$102,271	$—	$1,481,742	$—
(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)
Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
The detail of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2019 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$4,040,531	$111,126	$3,078,903	$1,057,005	$15,749
Other asset backed	186,057	—	223,642	288,511	(326,096)
Collateralized loan obligations	918,905	—	93,734	54,032	771,139
Total fixed maturity investments	5,145,493	111,126	3,396,279	1,400,303	460,037

Short-term investments	84,083	—	—	82,321	1,762
Total assets	$5,229,576	$111,126	$3,396,654	$1,482,624	$461,424

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$136,227	$—	$33,956	$102,271
Total liabilities	$—	$136,227	$—	$33,956	$102,271

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Transfers
Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2020 are as follows:
	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2	Transfer out of Measurement Alternative into Level 3
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$1,781,672	$—	$—
Collateralized loan obligations	959	(524,292)	—
Other asset backed	571,663	(993)	—
Total fixed maturity investments	$2,354,294	$(525,285)	$—

Equity securities:
Preferred stock	$—	$—	$220,000
Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2019 are as follows:
	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2	Transfer out of Measurement Alternative into Level 3
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$—	$(15,304)	$—
Collateralized loan obligations	250,280	(576,414)	—
Other asset backed	—	(22,313)	—
Total fixed maturity investments	$250,280	$(614,031)	$—
The majority of the assets transferred into Level 3 during 2020 and 2019 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2020 and 2019 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Quantitative Information about Level 3 Fair Value Measurements
The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.
	As of December 31, 2020
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$8,316,819	Discount Model	Credit Spread	35 - 1470 [391] basis points (bps)
	210,594		Discount Rate	2.55% - 10.50% [4.59%]
	15,984		Weighted Average Cost of Capital	7.00%
	1,014,588	Spread Duration	Credit Spread	202 - 728 [421] bps
	1,146	Market Comparables	Broadcast cash flow (BCF) multiple	6.22x
	1,063,291	Waterfall	Cashflows
Municipal obligations	9,791	Discount Model	Credit Spread	380 bps
Collateralized loan obligations	158,691	Discount Model	Discount Rate	2.40% - 10.25% [4.04%]
	7,119	Residual Equity	Residual Equity
Redeemable preferred stock	300,088	Discount Model	Discount Rate	1.50%
	69,316	Market Comparables	Price/Book Multiple	0.93x
Other asset backed	1,056,929	Discount Model	Credit Spread	49 - 1795 [431] bps
	495,019		Market Yield	5.33%
	3,891		Discount Rate	2.04% - 9.00% [5.47%]
	19,905	Spread Duration	Credit Spread	123 bps
Total fixed maturity investments	12,743,171

Short-Term investments	5,346	Discount Model	Discount Rate	7.50

Equity securities:
Preferred stock	204,721	Discount Model	Credit Spread	6.21%
Total equity securities	204,721

Separate account assets	1,866,500	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See Note (3)
Total assets	$14,814,397	See Note (2)

	As of December 31, 2020
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$12,169	Discounted Cash Flow	Own credit spread	1.58%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Reinsurance derivative liability	4,168	See Note (1)
Fixed index annuity contracts	1,760,729	Discounted Cash Flow	Own credit spread	1.58%
			Risk margin	0.11% - 0.17%
Total liabilities	$1,777,066

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)

	As of December 31, 2019
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$6,562,483	Discount Model	Credit Spread	128 - 575 [355] basis points (bps)
	72,119		Discount Rate	3.05% - 11.00% [7.26%]
	340,878	Market Comparables	Credit Spread	195 - 362 [302] bps
	316,511	Spread Duration	Credit Spread	299 - 821 [677] bps
	161,976	Yield Analysis	Yield	4.95% - 9.68% [7.55%]
	44,468	Waterfall	Cashflows
	1,442	Enterprise Value	Broadcast cash flow (BCF) multiple	5.2x
Collateralized loan obligations	159,736	Discount Model	Discount Rate	2.15% - 9.30% [3.69%]
	550		Credit Spread	284 bps
	10,026	Market Comparables	Credit Spread	352 bps
	7,162	Residual Equity	Residual Equity
Redeemable preferred stock	91,550	Market Comparables	Price/Book Multiple	1.23x
Other asset backed	1,206,075	Discount Model	Credit Spread	128 - 312 [239] bps
	9,274		Discount Rate	3.08% - 9.75% [4.90%]
	723	Yield Analysis	Yield	3.19%
Total fixed maturity investments	8,984,973

Short-Term investments	2,275	Discount Model	Credit Spread	519 bps
Commission assignment
derivative asset	17,669	Income Approach	Years Discounted	0.08 yrs - 10.01 yrs [1.55 yrs]
			Interpolated Yield	4.48% - 7.12% [5.12%]
			Uncertainty Premium	0.44% - 10.08% [1.57%]
Separate account assets	2,059,600	Revenue Multiples	Projected Revenues	6.0 – 6.5x [6.26x]
		Discounted Cash Flow	Discount Rate	675 – 866 [764] bps
		Discounted Cash Flow	Discount Rate Curve	2.10% - 8.00%
		Land Sale Comparison	Value per Buildable Square Footage	$170.00 - 380.00 [258.80]
		See Note (3)
Total assets	$11,062,244	See Note (2)

	As of December 31, 2019
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$10,863	Discounted Cash Flow	Own credit spread	0.89%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Reinsurance derivative liability	1,518	See Note (1)
Fixed index annuity contracts	1,469,361	Discounted Cash Flow	Own credit spread	0.89%
			Risk margin	0.08% - 0.17%
Total liabilities	$1,481,742

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative.
(2)	The tables above exclude certain securities for which the fair value of $1,303.4 million and $1,481.0 million as of December 31, 2020 and 2019, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2020 and 2019 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.
Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.
Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.
Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.
Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.
Measurement Alternative for Measuring Equity Investments
The Company accounts for certain equity investments without readily determinable fair values under the measurement alternative. The carrying value of equity investments accounted for under the measurement alternative was $215.7 million and $435.7 million at December 31, 2020 and 2019, respectively. There were no impairments or adjustments to the carrying value for the years ended December 31, 2020 and 2019.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
14. Fair Value Measurements (continued)
Financial Instruments Not Reported at Fair Value
The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:
	December 31, 2020
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,235,007	$1,279,706	$—	$272,000	$1,007,706
Notes receivable from related parties	1,364,160	1,364,160	—	943,260	420,900
Policy loans	68,431	68,509	—	—	68,509
Business-owned life insurance	23,204	23,204	—	—	23,204
Company-owned life insurance	43,556	43,556	—	—	43,556
Supplementary contracts without life
contingencies	(64,592)	(68,629)	—	—	(68,629)
Individual and group annuities	(8,052,611)	(8,296,688)	—	—	(8,296,688)
Debt from consolidated VIEs	(8,836)	(8,120)	—	—	(8,120)
Surplus notes	(117,337)	(110,116)	—	—	(110,116)
Mortgage debt	(6,078)	(6,078)	—	—	(6,078)
Separate account liabilities	(5,370,332)	(5,370,332)	(3,503,832)	—	(1,866,500)

	December 31, 2019
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,551,541	$1,590,379	$—	$609,160	$981,219
Notes receivable from related parties	940,177	940,182	—	888,182	52,000
Policy loans	75,984	76,073	—	—	76,073
Business-owned life insurance	22,194	22,194	—	—	22,194
Company-owned life insurance	35,863	35,863	—	—	35,863
Supplementary contracts without life
contingencies	(66,417)	(70,007)	—	—	(70,007)
Individual and group annuities	(6,939,205)	(7,266,618)	—	—	(7,266,618)
Debt from consolidated VIEs	(345,681)	(360,656)	—	—	(360,656)
Notes payable related to commission
assignments	(8,197)	(8,197)	—	—	(8,197)
Surplus notes	(118,244)	(131,462)	—	—	(131,462)
Mortgage debt	(9,838)	(10,305)	—	—	(10,305)
Separate account liabilities	(5,418,208)	(5,418,208)	(3,358,608)	—	(2,059,600)

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
15. Commitments and Contingencies
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $279.0 million, of which $64.1 million is with related parties, as of December 31, 2020, as required by the general partner. The Company had committed up to $2,618.7 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2020, of which $798.6 million is with related parties or securitizations in which related parties act as collateral managers.
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $198.2 million, of which $151.9 million is with related parties, as of December 31, 2019, as required by the general partner. The Company had committed up to $2,939.7 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2019, of which $1,191.3 million is with related parties or securitizations in which related parties act as collateral managers.
Other legal and regulatory matters: The Company is party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
16. Debt
Line of credit
At December 31, 2020, the Company has access to a $102.8 million line of credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.26% over the Federal Funds rate (0.09% at December 31, 2020). The Company had no borrowings under this line of credit at December 31, 2020 and 2019. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2020.
Surplus notes
The Company has outstanding surplus notes with a carrying value of $117.3 million and $118.2 million at December 31, 2020 and 2019, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.
Mortgage debt
The primary mortgage financing for the Company’s home office property was arranged through FHLB. Although structured as a sale-leaseback transaction, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company.
The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $318,754. The financing is collateralized by a first mortgage on the premises.
The outstanding mortgage balance at December 31, 2020 and 2019, of $6.1 million and $9.8 million, respectively, is reflected on the consolidated balance sheets in mortgage debt.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
16. Debt (continued)
Future principal payments
At December 31, 2020, future principal payments for the years ending December 31 are as follows:
Mortgage Debt
(In Thousands)

2021	$3,568
2022	1,875
$5,443

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:
	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,543	$6,591	$6,637
Debt from consolidated VIE interest	39,715	54,287	72,558
Notes payable related to commission
assignments interest	356	1,233	2,792
Note payable - SAILES 2, LLC interest	14	14	3,901
Mortgage debt interest	65	282	484
Total debt/notes payable interest	46,693	62,407	86,372
Repurchase agreement interest	—	1,973	2,003
Other interest	1,958	9,842	10,298
Total	$48,651	$74,222	$98,673

17. Related-Party Transactions
There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).
The Company reported amounts receivable from parent, subsidiaries and related parties of $2.6 million and $5.6 million at December 31, 2020 and 2019. The Company reported amounts payable to parent, subsidiaries and related parties of $24.7 million and $14.5 million at December 31, 2020 and 2019, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
As of December 31, 2020 and 2019, the Company had the following investments in related parties with interest rates ranging from 2.2% to 7.7% and maturity dates ranging from February 2021 through April 2024. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:
	December 31,
	2020	2019
	(In Thousands)

Blackbrook Property Holdings S.A.R.L.	$124,227	$—
Chain Bridge Opportunistic Funding
Holdings, LLC	302,000	16,000
Chesney Park, LLC	229,000	—
Dawn Acres II, LLC	146,000	—
Dawn Acres III, LLC	84,000	—
Free State Funding, LLC	100,000	—
Holliday Park, LLC	93,000	326,000
Shamrock Valley, LLC	—	85,000
Triple8, LLC	16,000	66,000
Other	269,933	447,177
	$1,364,160	$940,177

As of December 31, 2020 and 2019, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $551.7 million and $329.7 million, respectively.
As of December 31, 2020 and 2019, the Company had investments in joint ventures and partnerships of $746.0 million and $328.4 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. As such, these investments are considered to be with related parties. The Company also had investments in joint ventures and partnerships with related parties held under the measurement alternative of $215.7 million as of December 31, 2020 and 2019. These investments are included in other invested assets on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
As of December 31, 2020 and 2019, the Company had the following individually material investments in securitizations in which related parties act as collateral managers. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager in the case of non-performance on the unrelated assets. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets.
	December 31,
	2020	2019
	(In Thousands)
Cedar Crest, LLC	$623,656	$—
CBAM 2017-1, LTD	237,936	237,087
CBAM 2017-2, LTD	330,595	337,588
CBAM 2017-3, LTD	280,053	279,081
CBAM 2017-4, LTD	277,413	268,651
CBAM 2018-5, LTD	246,171	245,152
CBAM 2018-6, LTD	257,443	261,638
CBAM 2018-7, LTD	198,030	198,224
Cottonwood CLO LLC	—	361,962
Gage Park, LLC	640,290	—
SCF Realty Capital Master Trust	66,832	90,968
Shawnee 1892, LLC	814,600	—
Other	1,745,230	1,333,748

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
As of December 31, 2020 and 2019, the Company had the following individually material investments in other related parties. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets:
	December 31,
	2020	2019
	(In Thousands)

American Media & Entertainment	$204,384	$210,673
American Media Productions, LLC	400,000	416,779
Arch Portfolio Trust, LLC	238,000	150,000
Banner Creek Bridge, LLC	379,724	176,000
BH Luxury Residences, LLC	457,045	405,118
Cain International, LLC	1,083,541	939,393
Canon Portfolio Trust, LLC	262,996	216,493
CBAM CLO Management, LLC	265,005	266,884
CI FCL Funding 2 PLC	214,184	—
Collins Park, LLC	264,437	141,000
DCP Rights, LLC	495,019	500,000
Eldridge Equipment Finance, LLC	174,413	161,453
LAISAH, LLC	458,906	458,906
Mason Portfolio Trust, LLC	239,000	195,000
Mayfair Portfolio Trust, LLC	215,000	146,000
Mirror Media IP Holdings, LLC	295,450	297,325
Oasis BH, LLC	308,943	243,866
Oneida Portfolio Trust, LLC	165,000	172,000
Original Narrative Library, LLC	208,650	—
Palmer Portfolio Trust	258,000	74,000
PD Holdings	265,000	220,000
Putnam Asset Holdings, LLC	261,000	181,000
Quinton Heights, LLC	147,000	243,000
Ridge Media Holdings, LLC	256,900	243,000
Steamboat Portfolio Trust, LLC	254,000	232,000
Three L Finance Holdings, LLC	226,224	209,880
Wanamaker Portfolio Trust, LLC	265,000	220,000
Other	1,298,470	881,075
Pursuant to an agreement effective January 1, 2017, the Company paid $108.3 million, $100.2 million and $93.9 million for the years ended December 31, 2020, 2019 and 2018, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
The Company invests in CLOs managed by CBAM and Maranon Capital, L.P. The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or “equity” tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $49.0 million and $50.8 million for the years ended December 31, 2020 and 2019, respectively.
The Company received $21.1 million, $20.4 million and $18.5 million for the years ended December 31, 2020, 2019 and 2018, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues in the consolidated statements of operations.
The Company paid fees of $169.5 million, $147.4 million and $143.8 million for the years ended December 31, 2020, 2019 and 2018, respectively, to SBBS for providing management and administrative services.
The Company paid fees of $20.3 million, $17.7 million and $18.0 million for the years ended December 31, 2020, 2019 and 2018, respectively, to SE2, LLC (a subsidiary of SBC), and various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses in the consolidated statements of operations.
The Company paid interest of $62.9 million, $40.0 million and $74.6 million for the years ended December 31, 2020, 2019 and 2018, respectively, to related parties on VIE debt and other loans with related parties.
In December 2019, the Company completed a transaction involving related parties to dispose of investments in CFEs with a fair value of $1,027.1 million at the transaction date, resulting in deconsolidation of the CFEs. As part of this transaction, the Company issued a collateral loan

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
17. Related-Party Transactions (continued)
investment to a related party (PD Holdings, LLC) and received both related (American Media Productions, LLC) and unrelated party bonds.
As of December 31, 2018, the Company held a short-term promissory loan of $421.4 million at a rate of 7.90% with a related party (LAISAH, LLC). During 2019 the related party refinanced this debt into a long-term bond, which the Company now holds, in the amount of $458.9 million at a rate of 7.375%.
During the fourth quarter of 2019, the Company reacquired from Shamrock Valley LLC, one of the two commercial mortgage loans sold in the prior year, as well as an additional bond in an unrelated issuer. The total carrying value of these investments was $273.3 million as of the year ended December 31, 2019. In addition, the Company assumed a delayed draw real estate loan contingency as part of the transaction. The total contingency amount was $60.4 million as of the year ended December 31, 2019 and is reported in Note 15.
The Company received $580.4 million and $85.0 million in capital contributions from SBLH during 2020 and 2019, respectively. The Company paid $63.3 million and $50.0 million in dividends to SBLH during 2020 and 2019, respectively.
18. Statutory Financial Information and Regulatory Net Capital Requirements
The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.
Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized. Prior to July 1, 2019, the Company was granted a permitted practice by the State of Kansas that provided the same accounting treatment as the statute.
Effective January 1, 2020, the Kansas Commissioner approved the Company changing its reserving valuation basis for fixed index annuities using AG43 to AG33 and permitted the Company to recognize the reserve impact over 2020 and 2021.
The consolidated impact of these practices on statutory surplus, including the impact of income taxes, was to increase statutory surplus by $178.2 million and $19.4 million as of December 31, 2020 and 2019, respectively. The consolidated impact of these practices on statutory net income, including the impact of income taxes, was to decrease statutory net income by $311.4 million and $145.7 million for the years ended December 31, 2020 and 2019, respectively.
Redundant statutory reserves relating to GLWB benefits on fixed index annuity contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, of $518.5 million and $364.7 million as of December 31, 2020 and 2019, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.
SBLIC total adjusted capital, including surplus notes (see Note 16), was $4,154.2 million and $3,508.9 million at December 31, 2020 and 2019, respectively. Statutory net income of the insurance operations was $426.3 million, $216.5 million, and $272.2 million for the years ended December 31, 2020, 2019, and 2018, respectively.
Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.
The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)
18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)
approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.
SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.
At December 31, 2020, SD had net capital of $34.1 million, which was $30.4 million in excess of its required net capital of $3.8 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 1.65 to 1 at December 31, 2020.
19. Subsequent Events
Subsequent events have been evaluated through April 16, 2021, which is the date the financial statements were issued.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries
Exhibits and Financial Statement Schedules
Years Ended December 31, 2020, 2019 and 2018

Report of Independent Auditors
The Board of Directors
Security Benefit Life Insurance Company
We have audited the consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company) as of December 31, 2020 and 2019, for each of the three years in the period ended December 31, 2020, and have issued our report thereon dated April 16, 2021 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.
In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.
/s/ Ernst & Young LLP
Kansas City, Missouri
April 16, 2021

Security Benefit Life Insurance Company and Subsidiaries
Schedule I - Summary of Investments
Other Than Investments in Related Parties
As of December 31, 2020

	December 31, 2020
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
Securities available for sale:	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$97,975	$104,526	$104,526
Obligations of government-sponsored
enterprises	232,147	245,141	245,141
Corporate	3,874,476	4,058,952	4,058,952
Foreign governments	35	36	36
Municipal obligations	77,630	89,483	89,483
Commercial mortgage-backed	121,664	126,121	126,121
Residential mortgage-backed	6,309	7,464	7,464
Collateralized debt obligations	10,471	10,772	10,772
Collateralized loan obligations	7,389,553	7,227,957	7,227,957
Redeemable preferred stock	75,762	70,426	70,426
Other asset backed	1,957,898	1,905,512	1,905,512
Total fixed maturity investments	$13,843,920	$13,846,390	$13,846,390

Equity securities:
Consumer	$76,371	$94,119	$94,119
Mutual funds	5,028	4,395	4,395
Preferred stocks	41,900	43,978	43,978
Total equity securities	$123,299	$142,492	$142,492

Securities Fair Value Option:
Fixed maturities	$74,012	$80,483	$80,483

Mortgage loans	684,162	720,238	686,220
Cash and cash equivalents	1,210,986	1,210,986	1,210,986
Call options	425,720	630,336	630,336
Other invested assets	263,168	263,168	263,168
	$16,625,267	$16,894,093	$16,860,075

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries
Schedule III - Supplementary Insurance Information
As of December 31, 2020 and 2019

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2020:
Life insurance	$836,477	$31,453,322	$—	$2,452,288
As of December 31, 2019:
Life insurance	555,029	28,303,362	—	2,002,878

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2020:
Life insurance	$223,572	$1,753,167	$1,046,899	$161,856	$373,631
As of December 31, 2019:
Life insurance	216,746	1,677,813	1,086,693	118,512	379,848

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries
Schedule IV - Reinsurance
Years Ended December 31, 2020, 2019 and 2018

	December 31, 2020
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$1,989,403	$1,983,608	$80,412	$86,207	93%
Premiums:
Life insurance	19,797	19,797	3,049	3,049	100
Annuity	4,481,273	19,588	9,914	4,471,599	0
Total premiums	$4,501,070	$39,385	$12,963	$4,474,648	0%

	December 31, 2019
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,088,844	$2,083,502	$74,096	$79,438	93%
Premiums:
Life insurance	20,973	20,973	3,387	3,387	100
Annuity	2,795,596	23,842	8,220	2,779,974	0
Accident and Health Insurance	—	—	1	1	100
Total premiums	$2,816,569	$44,815	$11,607	$2,783,361	0%

	December 31, 2018
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,199,250	$2,194,529	$64,078	$68,799	93%
Premiums:
Life insurance	23,429	23,430	3,462	3,461	100
Annuity	2,007,314	27,642	10,443	1,990,115	1
Accident and Health Insurance	—	—	1	1	100
Total premiums	$2,030,743	$51,072	$13,905	$1,993,576	1%

Financial Statements

Security Varilife Separate Account
Year Ended December 31, 2020
With Report of Independent Registered Public Accounting Firm

Security Varilife Separate Account

Financial Statements

Year Ended December 31, 2020

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Net Assets
Statements of Operations and Change in Net Assets
Notes to Financial Statements
1. Organization and Significant Accounting Policies
2. Variable Annuity Contract Charges
3. Summary of Unit Transactions
4. Financial Highlights
5. Subsequent Events

3 4 7 7 9 11 12 14

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of Security Varilife Separate Account

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Security Varilife Separate Account (the Separate Account), as of December 31, 2020 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ ERNST & YOUNG LLP

We have served as the Separate Account’s auditor since 1993.

Kansas City, MO
April 28, 2021
1

Appendix

Subaccounts comprising Security Varilife Separate Account

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2020
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2020

2

Security Varilife Separate Account
Statements of Net Assets
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values

Guggenheim VIF All Cap Value	16,081	$ 450,926	$ 499,475	$ 499,475	8,257	$ 60.46
Guggenheim VIF Large Cap Value	10,535	331,231	396,234	396,234	8,809	44.95
Guggenheim VIF Managed Asset Allocation	9,534	214,652	318,542	318,542	7,354	43.32
Guggenheim VIF StylePlus Large Core	19,511	655,034	963,471	963,471	17,703	54.41
Guggenheim VIF StylePlus Mid Growth	15,959	666,289	1,156,356	1,156,356	10,564	109.47
Guggenheim VIF Total Return Bond	2,931	46,940	53,058	53,058	2,058	25.77
Guggenheim VIF World Equity Income	23,060	256,946	341,059	341,059	7,143	47.75
Invesco V.I. Government Money Market	82,134	82,134	82,134	82,134	8,412	9.76
Neuberger Berman AMT Sustainable Equity	2,963	73,091	91,187	91,187	2,129	42.82

The accompanying notes are an integral part of these financial statements.
3

Security Varilife Separate Account
Statements of Operations and Change in Net Assets
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF All Cap Value	Guggenheim VIF Large Cap Value	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2018	$330,603	$282,222	$309,786
Investment income (loss):
Dividend distributions	5,656	5,508	5,601
Investment Expenses:
Mortality and expense risk and administrative charges	(4,749)	(3,914)	(4,223)
Net investment income (loss)	907	1,594	1,378
Increase (decrease) in net assets from operations:
Capital gain distributions	29,943	19,473	2,704
Realized capital gain (loss) on investments	1,581	2,862	9,077
Change in unrealized appreciation (depreciation)	42,371	33,186	43,252
Net gain (loss) on investments	73,895	55,521	55,033
Net increase (decrease) in net assets from operations	74,802	57,115	56,411
Contract owner transactions:
Variable annuity deposits	26,333	11,759	5,334
Terminations, withdrawals and annuity payments	(10)	-	(18,138)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(11,049)	(11,898)	(10,413)
Increase (decrease) in net assets from contract transactions	15,274	(139)	(23,217)
Total increase (decrease) in net assets	90,076	56,976	33,194
Net assets as of December 31, 2019	$420,679	$339,198	$342,980
Investment income (loss):
Dividend distributions	7,575	7,078	4,393
Investment Expenses:
Mortality and expense risk and administrative charges	(5,227)	(4,232)	(3,584)
Net investment income (loss)	2,348	2,846	809
Increase (decrease) in net assets from operations:
Capital gain distributions	22,483	24,087	16,941
Realized capital gain (loss) on investments	(1,325)	907	20,386
Change in unrealized appreciation (depreciation)	(14,834)	(22,017)	(6,071)
Net gain (loss) on investments	6,324	2,977	31,256
Net increase (decrease) in net assets from operations	8,672	5,823	32,065
Contract owner transactions:
Variable annuity deposits	27,472	13,197	5,379
Terminations, withdrawals and annuity payments	(9)	-	(54,532)
Transfers between subaccounts, net	53,741	50,002	-
Maintenance charges and mortality adjustments	(11,080)	(11,986)	(7,350)
Increase (decrease) in net assets from contract transactions	70,124	51,213	(56,503)
Total increase (decrease) in net assets	78,796	57,036	(24,438)
Net assets as of December 31, 2020	$499,475	$396,234	$318,542

The accompanying notes are an integral part of these financial statements.
4

Security Varilife Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF Total Return Bond
Net assets as of December 31, 2018	$645,640	$794,288	$42,446
Investment income (loss):
Dividend distributions	15,950	7,923	1,168
Investment Expenses:
Mortality and expense risk and administrative charges	(9,356)	(11,960)	(547)
Net investment income (loss)	6,594	(4,037)	621
Increase (decrease) in net assets from operations:
Capital gain distributions	41,616	87,650	-
Realized capital gain (loss) on investments	9,442	12,395	32
Change in unrealized appreciation (depreciation)	124,810	150,275	703
Net gain (loss) on investments	175,868	250,320	735
Net increase (decrease) in net assets from operations	182,462	246,283	1,356
Contract owner transactions:
Variable annuity deposits	32,582	24,003	2,007
Terminations, withdrawals and annuity payments	(15,275)	(2,203)	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(28,977)	(33,998)	(1,627)
Increase (decrease) in net assets from contract transactions	(11,670)	(12,198)	380
Total increase (decrease) in net assets	170,792	234,085	1,736
Net assets as of December 31, 2019	$816,432	$1,028,373	$44,182
Investment income (loss):
Dividend distributions	13,493	12,698	902
Investment Expenses:
Mortality and expense risk and administrative charges	(10,287)	(11,469)	(615)
Net investment income (loss)	3,206	1,229	287
Increase (decrease) in net assets from operations:
Capital gain distributions	35,383	45,520	-
Realized capital gain (loss) on investments	14,071	78,925	147
Change in unrealized appreciation (depreciation)	82,111	148,987	5,432
Net gain (loss) on investments	131,565	273,432	5,579
Net increase (decrease) in net assets from operations	134,771	274,661	5,866
Contract owner transactions:
Variable annuity deposits	32,220	22,772	1,966
Terminations, withdrawals and annuity payments	(31)	(15)	-
Transfers between subaccounts, net	8,732	(136,569)	2,694
Maintenance charges and mortality adjustments	(28,653)	(32,866)	(1,650)
Increase (decrease) in net assets from contract transactions	12,268	(146,678)	3,010
Total increase (decrease) in net assets	147,039	127,983	8,876
Net assets as of December 31, 2020	$963,471	$1,156,356	$53,058

The accompanying notes are an integral part of these financial statements.
5

Security Varilife Separate Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF World Equity Income	Invesco V.I. Government Money Market	Neuberger Berman AMT Sustainable Equity
Net assets as of December 31, 2018	$619,859	$82,220	$22,644
Investment income (loss):
Dividend distributions	19,602	1,332	74
Investment Expenses:
Mortality and expense risk and administrative charges	(8,722)	(1,026)	(319)
Net investment income (loss)	10,880	306	(245)
Increase (decrease) in net assets from operations:
Capital gain distributions	39,127	-	1,420
Realized capital gain (loss) on investments	6,711	-	134
Change in unrealized appreciation (depreciation)	67,430	-	4,097
Net gain (loss) on investments	113,268	-	5,651
Net increase (decrease) in net assets from operations	124,148	306	5,406
Contract owner transactions:
Variable annuity deposits	44,642	3,263	39
Terminations, withdrawals and annuity payments	(1,832)	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(25,319)	(3,144)	(342)
Increase (decrease) in net assets from contract transactions	17,491	119	(303)
Total increase (decrease) in net assets	141,639	425	5,103
Net assets as of December 31, 2019	$761,498	$82,645	$27,747
Investment income (loss):
Dividend distributions	9,193	175	296
Investment Expenses:
Mortality and expense risk and administrative charges	(6,271)	(1,026)	(897)
Net investment income (loss)	2,922	(851)	(601)
Increase (decrease) in net assets from operations:
Capital gain distributions	3,212	-	3,256
Realized capital gain (loss) on investments	74,023	-	104
Change in unrealized appreciation (depreciation)	(101,406)	-	11,490
Net gain (loss) on investments	(24,171)	-	14,850
Net increase (decrease) in net assets from operations	(21,249)	(851)	14,249
Contract owner transactions:
Variable annuity deposits	44,697	3,419	39
Terminations, withdrawals and annuity payments	(19)	-	-
Transfers between subaccounts, net	(425,652)	-	50,000
Maintenance charges and mortality adjustments	(18,216)	(3,079)	(848)
Increase (decrease) in net assets from contract transactions	(399,190)	340	49,191
Total increase (decrease) in net assets	(420,439)	(511)	63,440
Net assets as of December 31, 2020	$341,059	$82,134	$91,187

The accompanying notes are an integral part of these financial statements.
6

Security Varilife Separate Account
Notes to Financial Statements
December 31, 2020

1. Organization and Significant Accounting Policies

Security Varilife Separate Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. All activity in the account relates to Security Elite Benefit, a variable life product sold by SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Guggenheim VIF All Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Large Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Managed Asset Allocation	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Core	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Mid Growth	-	Security Investors, LLC	-
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-
Guggenheim VIF World Equity Income	-	Security Investors, LLC	-
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	-

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

7

Security Varilife Separate Account
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

All subaccounts reported a full twelve month period except for the following as indicated:
Inception Date	Subaccount

April 29, 2016	Invesco V.I. Government Money Market

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2020, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

Guggenheim VIF All Cap Value	$ 128,242	$ 33,287
Guggenheim VIF Large Cap Value	90,147	12,001
Guggenheim VIF Managed Asset Allocation	25,626	64,379
Guggenheim VIF StylePlus Large Core	124,288	73,431
Guggenheim VIF StylePlus Mid Growth	139,535	239,464
Guggenheim VIF Total Return Bond	5,344	2,047
Guggenheim VIF World Equity Income	50,288	443,344
Invesco V.I. Government Money Market	3,468	3,979
Neuberger Berman AMT Sustainable Equity	53,576	1,730

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

As of December 31, 2020, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.
8

Security Varilife Separate Account
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

As the economic and regulatory environment continues to evolve related to COVID-19, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.
The Account had no financial liabilities as of December 31, 2020.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.90% of the average daily net asset value of each contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.35% of the average daily net assets of each account.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state and local premium taxes is deducted from each premium payment as provided by pertinent state law.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

9

Security Varilife Separate Account
Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

• A deduction for cost of insurance and cost of any riders is made monthly and is equal to a current cost of insurance rate multiplied by the net amount at risk under a policy at the beginning of the policy month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the policy month divided by 1.0032737, less the accumulated value at the beginning of the month.
10

Security Varilife Separate Account
Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2020 and 2019, were as follows:

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Guggenheim VIF All Cap Value	1,855	(594)	1,261	449	(171)	278
Guggenheim VIF Large Cap Value	1,423	(224)	1,199	212	(219)	(7)
Guggenheim VIF Managed Asset Allocation	127	(1,577)	(1,450)	131	(758)	(627)
Guggenheim VIF StylePlus Large Core	1,663	(1,556)	107	488	(752)	(264)
Guggenheim VIF StylePlus Mid Growth	1,039	(2,731)	(1,692)	211	(360)	(149)
Guggenheim VIF Total Return Bond	188	(63)	125	86	(69)	17
Guggenheim VIF World Equity Income	984	(10,638)	(9,654)	953	(548)	405
Invesco V.I. Government Money Market	346	(311)	35	328	(316)	12
Neuberger Berman AMT Sustainable Equity	1,390	(24)	1,366	1	(10)	(9)

11

Security Varilife Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Guggenheim VIF All Cap Value
2020	8,257	60.46	499,475	0.02	1.25	0.60
2019	6,996	60.10	420,679	1.51	1.25	22.20
2018	6,718	49.18	330,603	1.17	1.25	(11.75)
2017	6,470	55.73	360,791	1.03	1.25	13.34
2016	6,305	49.17	310,163	1.50	1.25	21.20
Guggenheim VIF Large Cap Value
2020	8,809	44.95	396,234	0.02	1.25	0.92
2019	7,610	44.54	339,198	1.77	1.25	20.31
2018	7,617	37.02	282,222	1.41	1.25	(10.67)
2017	7,706	41.44	319,566	1.33	1.25	14.38
2016	8,827	36.23	320,023	1.70	1.25	19.89
Guggenheim VIF Managed Asset Allocation
2020	7,354	43.32	318,542	0.01	1.25	11.19
2019	8,804	38.96	342,980	1.72	1.25	18.60
2018	9,431	32.85	309,786	1.44	1.25	(6.91)
2017	9,420	35.29	332,372	1.49	1.25	12.96
2016	9,441	31.24	294,892	1.18	1.25	6.66
Guggenheim VIF StylePlus Large Core
2020	17,703	54.41	963,471	0.02	1.25	17.29
2019	17,596	46.39	816,432	2.18	1.25	28.36
2018	17,860	36.14	645,640	1.70	1.25	(7.74)
2017	18,777	39.17	735,697	1.23	1.25	20.67
2016	19,389	32.46	629,375	0.85	1.25	11.93

12

Security Varilife Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)

Guggenheim VIF StylePlus Mid Growth
2020	10,564	109.47	1,156,356	0.01	1.25	30.46
2019	12,256	83.91	1,028,373	0.87	1.25	31.05
2018	12,405	64.03	794,288	1.44	1.25	(8.27)
2017	12,675	69.80	884,679	0.98	1.25	23.10
2016	14,536	56.70	824,078	0.70	1.25	7.31
Guggenheim VIF Total Return Bond
2020	2,058	25.77	53,058	0.02	1.25	12.78
2019	1,933	22.85	44,182	2.70	1.25	3.16
2018	1,916	22.15	42,446	4.38	1.25	(0.14)
2017	1,895	22.18	42,040	3.82	1.25	5.42
2016	2,362	21.04	49,705	6.33	1.25	5.46
Guggenheim VIF World Equity Income
2020	7,143	47.75	341,059	0.02	1.25	5.32
2019	16,797	45.34	761,498	2.84	1.25	19.88
2018	16,392	37.82	619,859	3.03	1.25	(9.30)
2017	16,081	41.70	670,603	2.88	1.25	13.62
2016	18,414	36.70	675,790	3.20	1.25	9.00
Invesco V.I. Government Money Market
2020	8,412	9.76	82,134	0.00	1.25	(1.11)
2019	8,377	9.87	82,645	1.62	1.25	0.41
2018	8,365	9.83	82,220	1.28	1.25	-
2017	8,344	9.83	81,988	0.31	1.25	(0.91)
2016	8,411	9.92	83,419	0.06	1.25	(0.80)
Neuberger Berman AMT Sustainable Equity
2020	2,129	42.82	91,187	0.01	1.25	17.80
2019	763	36.35	27,747	0.29	1.25	23.98
2018	772	29.32	22,644	0.23	1.25	(7.10)
2017	905	31.56	28,581	0.35	1.25	16.63
2016	942	27.06	25,482	0.47	1.25	8.28

13

Security Varilife Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)  These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.
14